UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 25, 2014 (April 24, 2014)

HYPERDYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including zip code)

voice:  (713) 353-9400

fax:  (713) 353-9421

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 24, 2014, Hyperdynamics Corporation (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that the Company fell below the NYSE’s standards for continued listing applicable to its common stock.  The NYSE noted specifically that the Company was “below criteria” because the Company’s average global market capitalization has been less than $50 million over a consecutive 30-trading-day period and its stockholders’ equity is less than $50 million.

In accordance with NYSE procedures, the Company has notified the NYSE that it will submit a business plan within 45 days from receipt of the NYSE notice that demonstrates the Company’s ability to regain compliance within 18 months.  Upon receipt of the plan, the NYSE has 45 days to review and determine whether the Company has made a reasonable demonstration of an ability to come into conformity with the relevant standards within the 18-month period.  The NYSE will either accept the plan, at which time the Company will be subject to ongoing monitoring for compliance with this plan, or the NYSE will not accept the plan and the Company will be subject to suspension and delisting proceedings.  If the NYSE accepts the plan, the Company’s shares would continue to be listed and traded on the NYSE during the 18-month cure period, subject to compliance with other NYSE continued listing standards, including common stock price criteria.

This Current Report on Form 8-K contains certain statements that may constitute “forward-looking statements” within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended, regarding the Company’s future plans and expected performance that are based on assumptions the Company believes to be reasonable.  Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.  A number of risks and uncertainties could cause actual results to differ materially from these statements, including without limitation, funding and exploration efforts, fluctuations in oil and gas prices and other risk factors described from time to time in the Company’s reports filed with the SEC. The Company undertakes no obligation to publicly update these forward looking statements to reflect events or circumstances that occur after the issuance of this 8-K or to reflect any change in the Company’s expectations with respect to these forward looking statements.

A copy of the press release announcing the Company’s receipt of the NYSE notice is attached hereto as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release dated April 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	April 25, 2014	By:	/s/ Ray Leonard
		Name:	Ray Leonard
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated April 25, 2014